UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 1, 2020

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SIMMONS FIRST NATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

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Arkansas	000-06253	71-0407808
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 Main Street

Pine Bluff, Arkansas 71601

(Address of Principal Executive Offices) (Zip Code)

(870) 541-1000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	SFNC	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On or about March 17, 2020, Simmons First National Corporation (the “Company”) furnished a proxy statement (the “Proxy Statement”) to its shareholders for the Company’s Annual Meeting of Shareholders to be held on April 23, 2020 (the “Annual Meeting”), including a proposal to amend the First Amended and Restated Simmons First National Corporation 2015 Incentive Plan (the “2015 Plan”) to increase the number of shares reserved for issuance from 4,000,000 to 7,600,000 and extend the term thereof from June 30, 2025 to June 30, 2030.

After furnishing the Proxy Statement to shareholders, the Company was informed by Institutional Shareholder Services (“ISS”) that the proposal to amend the 2015 Plan (“Proposal 5”) received an unfavorable recommendation in part because the shareholder value transfer (“SVT”) for the proposed amended and restated 2015 Plan, as determined by ISS using its proprietary model, is greater than the benchmark calculated by ISS. A component of the ISS model for SVT is the number of additional shares of common stock requested to be authorized under a plan amendment proposal such as Proposal 5.

In response to the ISS recommendation, the Company has decided to reduce the number of shares by which the shares reserved for issuance under the 2015 Plan would be increased if Proposal 5 is approved and, thereby, reduce the SVT of the proposed amended and restated 2015 Plan. Accordingly, on April 1, 2020, the Board approved the amendment of the 2015 plan, subject to shareholder approval, to change the number of shares reserved for issuance thereunder to 6,800,000 instead of 7,600,000. The Board made no other changes to the 2015 Plan.

The foregoing is a summary description of certain terms of the 2015 Plan and is qualified in its entirety by reference to the full text of the 2015 Plan, as proposed to be amended, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Second Amended and Restated Simmons First National Corporation 2015 Incentive Plan, to be effective as of July 1, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIMMONS FIRST NATIONAL CORPORATION

Date: April 2, 2020	By:	/s/ Robert A. Fehlman
Robert A. Fehlman
Senior Executive Vice President, Chief Financial Officer, Chief Operating Officer and Treasurer